UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Semiannual Report
to Shareholders

DWS Capital Growth Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

cllick here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.10%, 2.11%, 1.97%, 1.43% and .74% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, Class B and Institutional Class shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Class R shares and for the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 25, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of the Fund's original share class (Class AARP) of DWS Capital Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP shares converted into Class S shares on July 14, 2006.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/07
DWS Capital Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	5.82%	5.65%	7.39%	2.52%	5.68%
Class B	5.68%	5.15%	6.60%	1.74%	4.86%
Class C	5.37%	4.80%	6.51%	1.70%	4.86%
Class R	5.59%	5.27%	7.05%	2.20%	5.34%
S&P 500® Index+	7.38%	11.83%	10.06%	6.27%	8.20%
Russell 1000® Growth Index++	7.19%	7.06%	7.01%	3.48%	5.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 3/31/07
DWS Capital Growth Fund	6-Month‡	1-Year	3-Year	Life of Class*
Institutional Class	6.02%	6.02%	7.83%	8.50%
S&P 500 Index+	7.38%	11.83%	10.06%	12.07%
Russell 1000 Growth Index++	7.19%	7.06%	7.01%	9.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 3/31/07	$ 50.83	$ 48.76	$ 48.66	$ 50.77	$ 51.15
9/30/06	$ 48.07	$ 46.14	$ 46.18	$ 48.08	$ 48.45
Distribution Information: Six Months as of 3/31/07: Income Dividends	$ .04	$ —	$ —	$ —	$ .22
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	193	of	722	27
3-Year	177	of	613	29
5-Year	263	of	503	52

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Capital Growth Fund — Class A [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/07
DWS Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,957	$11,673	$10,672	$16,381
	Average annual total return	-.43%	5.29%	1.31%	5.06%
Class B	Growth of $10,000	$10,215	$11,914	$10,803	$16,080
	Average annual total return	2.15%	6.01%	1.56%	4.86%
Class C	Growth of $10,000	$10,480	$12,083	$10,881	$16,067
	Average annual total return	4.80%	6.51%	1.70%	4.86%
Class R	Growth of $10,000	$10,527	$12,266	$11,151	$16,820
	Average annual total return	5.27%	7.05%	2.20%	5.34%
S&P 500 Index+	Growth of $10,000	$11,183	$13,331	$13,552	$22,001
	Average annual total return	11.83%	10.06%	6.27%	8.20%
Russell 1000 Growth Index++	Growth of $10,000	$10,706	$12,254	$11,863	$17,101
	Average annual total return	7.06%	7.01%	3.48%	5.51%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Capital Growth Fund — Institutional Class [] S&P 500 Index+ [] Russell 1000 Growth Index++

Comparative Results as of 3/31/07
DWS Capital Growth Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,060,200	$1,253,800	$1,456,400
	Average annual total return	6.02%	7.83%	8.50%
S&P 500 Index+	Growth of $1,000,000	$1,118,300	$1,333,100	$1,686,100
	Average annual total return	11.83%	10.06%	12.07%
Russell 1000 Growth Index++	Growth of $1,000,000	$1,070,600	$1,225,400	$1,538,900
	Average annual total return	7.06%	7.01%	9.86%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is .84% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares prior to its inception on July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of DWS Capital Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance. Class AARP shares converted into Class S shares on July 14, 2006.

Average Annual Total Returns as of 3/31/07
DWS Capital Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	5.97%	5.90%	7.63%	2.76%	5.95%
S&P 500 Index+	7.38%	11.83%	10.06%	6.27%	8.20%
Russell 1000 Growth Index++	7.19%	7.06%	7.01%	3.48%	5.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/07	$ 51.18
9/30/06	$ 48.46
Distribution Information: Six Months as of 3/31/07: Income Dividends	$ .17
Class S Lipper Rankings — Large-Cap Growth Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	172	of	722	24
3-Year	156	of	613	26
5-Year	233	of	503	47

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth Fund — Class S [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended March 31
Comparative Results as of 3/31/07
DWS Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,590	$12,469	$11,458	$17,830
	Average annual total return	5.90%	7.63%	2.76%	5.95%
S&P 500 Index+	Growth of $10,000	$11,183	$13,331	$13,552	$22,001
	Average annual total return	11.83%	10.06%	6.27%	8.20%
Russell 1000 Growth Index++	Growth of $10,000	$10,706	$12,254	$11,863	$17,101
	Average annual total return	7.06%	7.01%	3.48%	5.51%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, S and Institutional shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,058.20	$ 1,056.80	$ 1,053.70	$ 1,055.90	$ 1,059.70	$ 1,060.20
Expenses Paid per $1,000*	$ 5.44	$ 6.92	$ 9.93	$ 6.87	$ 4.06	$ 3.75
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,019.65	$ 1,018.20	$ 1,015.26	$ 1,018.25	$ 1,020.99	$ 1,021.29
Expenses Paid per $1,000*	$ 5.34	$ 6.79	$ 9.75	$ 6.74	$ 3.98	$ 3.68
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Capital Growth Fund	1.06%	1.35%	1.94%	1.34%	.79%	.73%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Julie M. Van Cleave and Jack A. Zehner, who serve as portfolio co-managers, discuss DWS Capital Growth Fund's performance, strategy and the market environment during the six-month period ended March 31, 2007.

Q: How would you describe the economic and market environment over the last six months?

A: After rallying impressively since mid-year 2006, equity markets stumbled in the first quarter of 2007, particularly in February, responding in part to a broad global increase in the volatility of financial markets and investors' reduced tolerance for risk. Despite the weakness in early 2007, most major equity indices had positive returns for the six-month period ended March 31, 2007. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 8.49% for the period.1 Small-cap stocks performed better than large-cap: The Russell 2000® Index posted a return of 11.02% for the six months ended March 2007, while the Russell 1000® Index, which measures performance of large-cap stocks, returned 8.25%.2 Within the large-cap arena, value stocks performed better than growth stocks over the last year: The Russell 1000® Value Index had a return of 9.34%, while the Russell 1000® Growth Index returned 7.19%.3

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 80% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Capital Growth Fund Class A shares produced a total return of 5.82% for the six months ended March 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund underperformed its benchmarks, the Russell 1000 Growth Index, which had a return of 7.19%, and the Standard & Poor's 500® (S&P 500®)Index, which had a return of 7.38%.4 The fund's return was below the 6.38% median of its peer group of Lipper Large-Cap Growth Funds.5

4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
5 The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that Invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Category returns reflect the reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine which industries are likely to be the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with a team of research analysts to identify companies that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

We manage the fund with a broad representation of companies, industries and sectors, focusing on high-quality companies with consistent earnings growth.

Q: How have you positioned the fund relative to its benchmarks?

A: We always maintain a diversified portfolio of holdings, with broad representation among industry groups. For several years, we have maintained a significantly higher weight than the Russell 1000 Growth Index in energy; we maintain this overweight, although it has been trimmed a bit. Over the last six months, the portfolio has been overweight in consumer staples and health care, with corresponding underweights in industrials, information technology, materials, utilities, consumer discretionary and financials.6 We currently have no positions in telecommunications, which represents less than 1% of the benchmark.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Will you explain your investment choices and how they affected performance?

A: The greatest contributor to the fund's performance relative to the Russell 1000 Growth Index was stock selection in information technology, where we avoided owning several large stocks that performed poorly. Also in this sector, we had several big winners, including Accenture Ltd. and Apple, Inc. Accenture is a unique story, a company that is enjoying great success from offering a full range of outsourcing services to corporations. Apple is a highly innovative company that is benefiting from the success of the iPod and other new products.

The fund's positioning in energy was also positive. We have changed our energy position somewhat to emphasize oil and gas refining from a former focus mainly on equipment and services. A number of our large energy holdings performed especially well; these stocks include XTO Energy, Inc., Schlumberger Ltd., Noble Corp., Valero Energy Corp., Devon Energy Corp., ConocoPhillips and EOG Resources, Inc. Within this group, Valero is an especially interesting story: It is a highly profitable company with considerable room for further margin improvement because it is one of the few companies with the ability to process high-sulfur crude oil into usable fuel.

In the consumer discretionary sector, performance was hurt by weakness in several large positions including Starbucks Corp. and Harley-Davidson, Inc. In both cases, we believe issues are short-term with little importance for long-term growth trends. Earnings of Harley-Davidson were hurt by a strike at a key plant; the strike has been resolved, and we have confidence that this company, with its powerful brand and loyal customer base, will continue to thrive. A positive in consumer discretionary was Kohl's Corp., which continues to grow its store base and improve its merchandising. A modest underweight in this sector has been moved back to neutral with the purchase of some promising retailers including Nordstrom, Inc. and Coach, Inc.

Another detractor was an underweight in industrials; we did not own some of the best-performing stocks in this group.

Q: What other comments do you have for shareholders?

A: Although the fund's return was strongly positive over the last six months, we are disappointed that it underperformed its peers and benchmark. However, we believe that large-cap growth stocks are poised for a period of strong absolute and relative performance. At this advanced stage of an economic expansion, we believe that corporate earnings can continue to grow, but at a decelerating rate. Historically, as profit cycles have decelerated, which is likely to be the case in 2007, high-quality companies have been the best performers. We believe that our dedication to owning innovative companies with strong financials coupled with our philosophy of finding growth across market sectors and maintaining a high level of diversification could enable this fund to produce consistent, competitive returns.

In closing, we would like to thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of large growth companies is an excellent equity vehicle for many investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/07	9/30/06

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/07	9/30/06

Information Technology	22%	22%
Health Care	19%	20%
Consumer Discretionary	15%	11%
Consumer Staples	13%	14%
Energy	12%	14%
Industrials	9%	9%
Financials	8%	8%
Materials	2%	1%
Utilities	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2007 (24.3% of Net Assets)
1. Microsoft Corp. Developer of computer software	2.9%
2. Johnson & Johnson Provider of health care products	2.9%
3. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.7%
4. General Electric Co. Industrial conglomerate	2.4%
5. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.4%
6. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.3%
7. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.3%
8. Procter & Gamble Co. Manufacturer of diversified consumer products	2.2%
9. Apple, Inc. Manufacturer of personal computers	2.2%
10. Target Corp. Operator of general merchandise and discount stores	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 14.6%
Automobiles 0.9%
Harley-Davidson, Inc.	268,800	15,792,000
Hotels Restaurants & Leisure 1.7%
McDonald's Corp.	296,800	13,370,840
Starbucks Corp.*	521,000	16,338,560
		29,709,400
Household Durables 1.0%
Fortune Brands, Inc.	219,700	17,316,754
Media 3.1%
McGraw-Hill Companies, Inc.	461,200	29,000,256
Omnicom Group, Inc.	251,900	25,789,522
		54,789,778
Multiline Retail 3.8%
Kohl's Corp.* (a)	300,100	22,990,661
Nordstrom, Inc.	165,400	8,756,276
Target Corp.	579,300	34,329,318
		66,076,255
Specialty Retail 2.9%
Best Buy Co., Inc.	196,300	9,563,736
Lowe's Companies, Inc.	453,300	14,274,417
Staples, Inc.	1,029,050	26,590,652
		50,428,805
Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc.* (a)	433,100	21,676,655
Consumer Staples 13.0%
Beverages 3.8%
Diageo PLC	950,256	19,251,244
PepsiCo, Inc.	745,400	47,377,624
		66,628,868
Food & Staples Retailing 2.8%
Shoppers Drug Mart Corp.	204,000	9,038,198
Wal-Mart Stores, Inc.	184,800	8,676,360
Walgreen Co.	711,900	32,669,091
		50,383,649
Food Products 3.2%
Dean Foods Co.*	385,300	18,008,922
Groupe Danone	125,720	20,539,438
Kellogg Co.	345,700	17,779,351
		56,327,711
Household Products 3.2%
Colgate-Palmolive Co.	246,500	16,463,735
Procter & Gamble Co.	622,000	39,285,520
		55,749,255
Energy 12.3%
Energy Equipment & Services 6.1%
Baker Hughes, Inc.	422,500	27,939,925
Noble Corp.	196,900	15,492,092
Schlumberger Ltd.	581,700	40,195,470
Transocean, Inc.*	282,750	23,100,675
		106,728,162
Oil, Gas & Consumable Fuels 6.2%
ConocoPhillips	268,450	18,348,558
Devon Energy Corp.	427,800	29,612,316
EOG Resources, Inc.	281,100	20,053,674
Valero Energy Corp.	269,500	17,380,055
XTO Energy, Inc.	439,300	24,078,033
		109,472,636
Financials 7.7%
Capital Markets 4.0%
Lehman Brothers Holdings, Inc.	216,700	15,184,169
Merrill Lynch & Co., Inc.	240,500	19,641,635
The Goldman Sachs Group, Inc.	100,800	20,828,304
UBS AG (Registered) (a)	234,446	13,929,968
		69,584,076
Consumer Finance 0.9%
American Express Co.	287,400	16,209,360
Diversified Financial Services 1.7%
Bank of America Corp.	436,600	22,275,332
Chicago Mercantile Exchange Holdings, Inc. "A"	15,600	8,306,376
		30,581,708
Insurance 1.1%
Aflac, Inc.	409,000	19,247,540
Health Care 18.4%
Biotechnology 5.5%
Amgen, Inc.*	266,100	14,869,668
Genentech, Inc.*	494,800	40,632,976
Gilead Sciences, Inc.*	541,000	41,386,500
		96,889,144
Health Care Equipment & Supplies 5.7%
Baxter International, Inc.	611,900	32,228,773
C.R. Bard, Inc.	206,300	16,402,913
Medtronic, Inc.	555,600	27,257,736
Zimmer Holdings, Inc.*	289,630	24,737,298
		100,626,720
Health Care Providers & Services 2.4%
Laboratory Corp. of America Holdings*	125,500	9,115,065
UnitedHealth Group, Inc.	622,500	32,973,825
		42,088,890
Pharmaceuticals 4.8%
Abbott Laboratories (a)	403,400	22,509,720
Eli Lilly & Co.	196,100	10,532,531
Johnson & Johnson	846,806	51,028,530
		84,070,781
Industrials 9.2%
Aerospace & Defense 2.4%
Honeywell International, Inc.	296,100	13,638,366
United Technologies Corp.	426,400	27,716,000
		41,354,366
Air Freight & Logistics 1.3%
FedEx Corp.	211,100	22,678,473
Electrical Equipment 1.7%
Emerson Electric Co.	702,600	30,275,034
Industrial Conglomerates 2.4%
General Electric Co.	1,204,700	42,598,192
Machinery 1.4%
Caterpillar, Inc.	242,600	16,261,478
Parker Hannifin Corp.	101,700	8,777,727
		25,039,205
Information Technology 21.7%
Communications Equipment 2.7%
Cisco Systems, Inc.*	1,191,650	30,422,824
QUALCOMM, Inc.	427,900	18,254,214
		48,677,038
Computers & Peripherals 4.5%
Apple, Inc.*	407,200	37,832,952
EMC Corp.*	1,420,100	19,668,385
International Business Machines Corp.	229,100	21,594,966
		79,096,303
Electronic Equipment & Instruments 0.6%
Mettler-Toledo International, Inc.*	115,400	10,336,378
Internet Software & Services 2.9%
eBay, Inc.*	461,900	15,311,985
Google, Inc. "A"*	38,300	17,547,528
Yahoo!, Inc.*	565,700	17,700,753
		50,560,266
IT Services 3.3%
Accenture Ltd. "A"	691,600	26,654,264
Fiserv, Inc.*	300,500	15,944,530
Paychex, Inc.	408,700	15,477,469
		58,076,263
Semiconductors & Semiconductor Equipment 2.8%
Broadcom Corp. "A"*	333,850	10,706,569
Intel Corp.	876,090	16,759,602
Texas Instruments, Inc.	725,600	21,840,560
		49,306,731
Software 4.9%
Adobe Systems, Inc.*	453,400	18,906,780
Electronic Arts, Inc.* (a)	315,400	15,883,544
Microsoft Corp.	1,837,480	51,210,568
		86,000,892
Materials 2.3%
Chemicals
Ecolab, Inc.	422,700	18,176,100
Monsanto Co.	242,300	13,316,808
Praxair, Inc.	138,200	8,701,073
		40,193,981
Total Common Stocks (Cost $1,110,736,021)		1,744,571,269

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 5.35% (b) (c) (Cost $26,417,220)	26,417,220	26,417,220

Cash Equivalents 0.9%
Cash Management QP Trust, 5.33% (d) (Cost $15,646,904)	15,646,904	15,646,904
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,152,800,145)+	101.6	1,786,635,393
Other Assets and Liabilities, Net	(1.6)	(28,855,356)
Net Assets	100.0	1,757,780,037
* Non-income producing security.
+ The cost for federal income tax purposes was $1,155,544,795. At March 31, 2007, net unrealized appreciation for all securities based on tax cost was $631,090,598. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $646,302,443 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,211,845.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2007 amounted to $25,427,491 which is 1.4% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,110,736,021) — including $25,427,491 of securities loaned	$ 1,744,571,269
Investment in Daily Assets Fund Institutional (cost $26,417,220)*	26,417,220
Investment in Cash Management QP Trust (cost $15,646,904)	15,646,904
Total investments in securities, at value (cost $1,152,800,145)	1,786,635,393
Foreign currency at value (cost $18,422)	18,575
Receivable for investments sold	8,494,716
Dividends receivable	1,451,021
Interest receivable	136,569
Receivable for Fund shares sold	475,094
Other assets	60,631
Total assets	1,797,271,999
Liabilities
Payable upon return of securities loaned	26,417,220
Payable for investments purchased	8,327,664
Payable for Fund shares redeemed	1,783,408
Accrued management fee	680,705
Other accrued expenses and payables	2,282,965
Total liabilities	39,491,962
Net assets, at value	$ 1,757,780,037
Net Assets
Net assets consist of: Undistributed net investment income	2,234,476
Net unrealized appreciation (depreciation) on: Investments	633,835,248
Foreign currency related transactions	4,574
Accumulated net realized gain (loss)	(812,447,088)
Paid-in capital	1,934,152,827
Net assets, at value	$ 1,757,780,037
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($772,503,611 ÷ 15,197,156 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 50.83
Maximum offering price per share (100 ÷ 94.25 of $50.83)	$ 53.93

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($46,381,673 ÷ 951,266 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 48.76

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($29,676,067 ÷ 609,824 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 48.66
Class R Net Asset Value, offering and redemption price(a) per share ($347,163 ÷ 6,838 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 50.77
Class S Net Asset Value, offering and redemption price(a) per share ($848,126,659 ÷ 16,570,207 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 51.18

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($60,744,864 ÷ 1,187,524 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 51.15
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,926)	$ 10,044,471
Interest — Cash Management QP Trust	634,879
Interest	6,524
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	7,382
Total Income	10,693,256
Expenses: Management fee	4,132,255
Administration fee	897,782
Services to shareholders	2,142,758
Custodian fee	18,655
Distribution service fees	1,353,516
Auditing	43,825
Legal	16,187
Trustees' fees and expenses	33,574
Reports to shareholders	202,663
Registration fees	31,984
Other	34,476
Total expenses before expense reductions	8,907,675
Expense reductions	(423,576)
Total expenses after expense reductions	8,484,099
Net investment income (loss)	2,209,157
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	64,315,741
Foreign currency related transactions	(17,102)
64,298,639
Net unrealized appreciation (depreciation) during the period on: Investments	36,961,847
Foreign currency related transactions	12,235
36,974,082
Net gain (loss) on investment transactions	101,272,721
Net increase (decrease) in net assets resulting from operations	$ 103,481,878

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006
Operations: Net investment income (loss)	$ 2,209,157	$ 3,968,918
Net realized gain (loss) on investment transactions	64,298,639	86,183,163
Net unrealized appreciation (depreciation) during the period on investment transactions	36,974,082	1,099,417
Net increase (decrease) in net assets resulting from operations	103,481,878	91,251,498
Distributions to shareholders from: Net investment income: Class A	(615,370)	—
Class AARP	—	(2,342,013)
Class S	(3,038,858)	(141,598)
Institutional Class	(130,735)	(82,978)
Fund share transactions: Proceeds from shares sold	81,771,310	129,639,929
Reinvestment of distributions	3,446,793	2,336,098
Cost of shares redeemed	(206,378,896)	(431,383,009)
Redemption fees	4,384	13,953
Net increase (decrease) in net assets from Fund share transactions	(121,156,409)	(299,393,029)
Increase (decrease) in net assets	(21,459,494)	(210,708,120)
Net assets at beginning of period	1,779,239,531	1,989,947,651
Net assets at end of period (including undistributed net investment income of $2,234,476 and $3,810,282, respectively)	$ 1,757,780,037	$ 1,779,239,531

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 48.07	$ 45.84	$ 40.26	$ 37.08	$ 30.56	$ 39.71
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.06[f]	.14	(.06)	(.05)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.77	2.17	5.50	3.24	6.57	(9.00)
Total from investment operations	2.80	2.23	5.64	3.18	6.52	(9.13)
Less distributions from: Net investment income	(.04)	—	(.06)	—	—	—
Net realized gain on investment transactions	—	—	—	—	—	(.02)
Total distributions	(.04)	—	(.06)	—	—	(.02)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 50.83	$ 48.07	$ 45.84	$ 40.26	$ 37.08	$ 30.56
Total Return (%)[c]	5.82e**	4.86[e,f]	14.02[e]	8.58[e]	21.34	(23.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	773	780	855	110	97	77
Ratio of expenses before expense reductions (%)	1.07*	1.16	1.10	1.28	1.23	1.13[d]
Ratio of expenses after expense reductions (%)	1.06*	1.11	1.08	1.25	1.23	1.13[d]
Ratio of net investment income (loss) (%)	.13*	.13[f]	.33	(.15)	(.14)	(.32)
Portfolio turnover rate (%)	21*	15	19	12	22	13
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.14%.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 46.14	$ 44.36	$ 39.25	$ 36.43	$ 30.25	$ 39.63
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.30)[f]	(.24)	(.35)	(.30)	(.45)
Net realized and unrealized gain (loss) on investment transactions	2.65	2.08	5.35	3.17	6.48	(8.91)
Total from investment operations	2.62	1.78	5.11	2.82	6.18	(9.36)
Less distributions from: Net realized gain on investment transactions	—	—	—	—	—	(.02)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 48.76	$ 46.14	$ 44.36	$ 39.25	$ 36.43	$ 30.25
Total Return (%)[c]	5.68e**	4.01[e,f]	13.02[e]	7.80[e]	20.43	(23.64)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	56	85	39	45	43
Ratio of expenses before expense reductions (%)	2.10*	2.21	2.18	2.09	2.00	1.93[d]
Ratio of expenses after expense reductions (%)	1.35*	1.94	2.01	2.02	2.00	1.93[d]
Ratio of net investment income (loss) (%)	(.16)*	(.70)[f]	(.60)	(.92)	(.91)	(1.12)
Portfolio turnover rate (%)	21*	15	19	12	22	13
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.94%.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 46.18	$ 44.40	$ 39.27	$ 36.44	$ 30.26	$ 39.63
Income (loss) from investment operations: Net investment income (loss)[b]	(.17)	(.29)[f]	(.23)	(.34)	(.30)	(.44)
Net realized and unrealized gain (loss) on investment transactions	2.65	2.07	5.36	3.17	6.48	(8.91)
Total from investment operations	2.48	1.78	5.13	2.83	6.18	(9.35)
Less distributions from: Net realized gain on investment transactions	—	—	—	—	—	(.02)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 48.66	$ 46.18	$ 44.40	$ 39.27	$ 36.44	$ 30.26
Total Return (%)[c]	5.37**	4.01[f]	13.06[e]	7.79[e]	20.42	(23.64)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	31	35	20	19	15
Ratio of expenses before expense reductions (%)	1.94*	1.91	2.12	2.06	1.98	1.90[d]
Ratio of expenses after expense reductions (%)	1.94*	1.91	1.99	1.99	1.98	1.90[d]
Ratio of net investment income (loss) (%)	(.75)*	(.67)[f]	(.58)	(.89)	(.89)	(1.09)
Portfolio turnover rate (%)	21*	15	19	12	22	13
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.92%.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended September 30,	2007[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 48.08	$ 45.98	$ 40.46	$ 39.45
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.08)[e]	(.03)	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.73	2.18	5.55	1.13
Total from investment operations	2.69	2.10	5.52	1.04
Less distributions from: Net investment income	—	—	—	(.03)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 50.77	$ 48.08	$ 45.98	$ 40.46
Total Return (%)	5.59**	4.57[d,e]	13.64[d]	2.63d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.35	2	1.34
Ratio of expenses before expense reductions (%)	1.34*	1.42	1.62	1.64*
Ratio of expenses after expense reductions (%)	1.34*	1.40	1.47	1.45*
Ratio of net investment income (loss) (%)	(.15)*	(.16)[e]	(.06)	(.35)*
Portfolio turnover rate (%)	21*	15	19	12
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 48.46	$ 46.20	$ 40.59	$ 37.31	$ 30.67	$ 39.74
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.18[e]	.22	.04	.04	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.79	2.15	5.56	3.26	6.60	(9.03)
Total from investment operations	2.89	2.33	5.78	3.30	6.64	(9.05)
Less distributions from: Net investment income	(.17)	(.07)	(.17)	(.02)	—	—
Net realized gain on investment transactions	—	—	—	—	—	(.02)
Total distributions	(.17)	(.07)	(.17)	(.02)	—	(.02)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 51.18	$ 48.46	$ 46.20	$ 40.59	$ 37.31	$ 30.67
Total Return (%)	5.97d**	5.04[d,e]	14.23	8.90[d]	21.65	(22.82)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	848	881	96	92	140	128
Ratio of expenses before expense reductions (%)	.84*	.94	.89	1.01	.97	.85[c]
Ratio of expenses after expense reductions (%)	.79*	.85	.89	1.00	.97	.85[c]
Ratio of net investment income (loss) (%)	.40*	.39[e]	.52	.10	.12	(.04)
Portfolio turnover rate (%)	21*	15	19	12	22	13
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was .87%.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 48.45	$ 46.23	$ 40.64	$ 37.32	$ 30.66	$ 35.71
Income (loss) from investment operations: Net investment income (loss)[c]	.12	.22[e]	.31	.12	.08	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.80	2.19	5.57	3.27	6.58	(5.04)
Total from investment operations	2.92	2.41	5.88	3.39	6.66	(5.05)
Less distributions from: Net investment income	(.22)	(.19)	(.29)	(.07)	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 51.15	$ 48.45	$ 46.23	$ 40.64	$ 37.32	$ 30.66
Total Return (%)	6.02d**	5.22[d,e]	14.53[d]	9.08	21.72	(14.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	29	20	17.565		.858
Ratio of expenses before expense reductions (%)	.74*	.84	.70	.84	.85	.85*
Ratio of expenses after expense reductions (%)	.73*	.77	.70	.84	.85	.85*
Ratio of net investment income (loss) (%)	.46*	.47[e]	.71	.26	.24	(.05)*
Portfolio turnover rate (%)	21*	15	19	12	22	13
[a] For the six months ended March 31, 2007 (Unaudited).
[b] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Capital Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to limited groups of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2006, the Fund had a net tax basis capital loss carry forward of approximately $874,001,000, including $310,809,000 inherited from its merger with Scudder Growth Fund, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration dates which range from September 30, 2009 to September 30, 2012, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $185,956,415 and $308,161,420, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.495%
Next $750 million of such net assets	.465%
Next $1.5 billion of such net assets	.445%
Next $2.5 billion of such net assets	.425%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.375%
Next $2.5 billion of such net assets	.355%
Over $12.5 billion of such net assets	.335%

Accordingly, for the six months ended March 31, 2007, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.46% of the Fund's average daily net assets.

For the period from October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.06%
Class B	2.01%
Class C	1.99%
Class R	1.45%
Class S	.79%
Institutional Class	.73%

In addition, for the period from October 1, 2006 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.82%
Class B	1.01%
Class C	.99%
Class S	.93%
Institutional Class	.72%

For Class R shares, for the period from October 1, 2006 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 1.46%.

Under this arrangement, the Advisor reimbursed the Fund $3,548 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2007, the Advisor received an Administration Fee of $897,782, of which $148,972 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the current transfer agency agreement for the Fund, except for the named transfer agent. For the six months ended March 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2007
Class A	$ 723,362	$ 11,984	$ 516,993
Class B	118,639	—	106,411
Class C	45,545	—	24,974
Class R	830	—	79
Class S	869,335	212,330	384,814
Institutional Class	278	278	—
	$ 1,757,989	$ 224,592	$ 1,033,271

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. Effective July 1, 2006 through June 30, 2007, DWS-SDI has voluntarily agreed to waive the 0.75% 12b-1 distribution fee for Class B shares only. For the six months ended March 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at March 31, 2007
Class B	$ 195,403	$ 195,403	$ —
Class C	116,516	—	19,304
Class R	904	—	83
	$ 312,823	$ 195,403	$ 19,387

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2007	Annualized Effective Rate
Class A	$ 935,922	$ 155,285.24%
Class B	65,354	8,009.25%
Class C	38,596	5,996.25%
Class R	821	123.23%
	$ 1,040,693	$ 169,413

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2007 aggregated $33,577.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2007, the CDSC for Class B and C shares aggregated $80,131 and $228, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2007, DWS-SDI received $496 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,880, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2007, the Fund's custodian fees were reduced by $33 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase N.A. Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	617,609	$ 31,068,886	1,439,037	$ 67,584,949
Class B	30,277	1,460,104	89,408	4,049,136
Class C	50,277	2,429,030	149,282	6,785,650
Class R	13,387	671,748	22,922	1,077,986
Class AARP*	—	—	432,147	20,464,780
Class S	248,255	12,585,502	362,235	17,168,505
Institutional Class	661,713	33,556,040	259,586	12,508,923
		$ 81,771,310		$ 129,639,929
Shares issued to shareholders in reinvestment of distributions
Class A	11,365	$ 579,748	—	$ —
Class AARP*	—	—	45,558	2,184,491
Class S	55,560	2,851,923	2,946	141,315
Institutional Class	295	15,122	215	10,292
		$ 3,446,793		$ 2,336,098
Shares redeemed
Class A	(1,664,628)	$ (83,774,876)	(3,846,825)	$ (180,858,718)
Class B	(289,864)	(13,964,284)	(787,236)	(35,634,841)
Class C	(114,077)	(5,507,591)	(266,278)	(12,047,131)
Class R	(46,026)	(2,320,570)	(6,559)	(308,731)
Class AARP*	—	—	(2,758,389)	(131,033,804)
Class S	(1,914,838)	(97,061,010)	(1,421,250)	(66,928,331)
Institutional Class	(73,878)	(3,750,565)	(96,700)	(4,571,453)
		$ (206,378,896)		$ (431,383,009)
Shares converted*
Class AARP	—	$ —	(17,157,303)	$ (779,751,533)
Class S	—	—	17,152,397	779,751,533
		$ —		$ —
Redemption fees		$ 4,384		$ 13,953
Net increase (decrease)
Class A	(1,035,654)	$ (52,125,528)	(2,407,788)	$ (113,265,678)
Class B	(259,587)	(12,504,089)	(697,828)	(31,585,320)
Class C	(63,800)	(3,078,548)	(116,996)	(5,261,136)
Class R	(32,639)	(1,648,822)	16,363	769,508
Class AARP*	—	—	(19,437,987)	(888,136,066)
Class S	(1,611,023)	(81,620,619)	16,096,328	730,137,789
Institutional Class	588,130	29,821,197	163,101	7,947,874
		$ (121,156,409)		$ (299,393,029)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received from the Advisor for its settlement portion of $1,212,267 which was equivalent to $0.032 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Insitutional Class
Nasdaq Symbol	SDGAX	SDGBX	SDGCX	SDGTX
CUSIP Number	23338J 103	23338J 202	23338J 301	23338J 707
Fund Number	498	698	798	564
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SDGRX
CUSIP Number	23338J 608
Fund Number	1508
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCGSX
Fund Number	2398

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Capital Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Capital Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007